PRODUCTION COSTS	12 Months Ended
Dec. 31, 2013
PRODUCTION COSTS
PRODUCTION COSTS

7. PRODUCTION COSTS

	2012	2013
Beginning balance for completed films as of January 1	28,825,639	34,711,616
Additions	49,918,921	20,607,985
Amortization	(41,774,480)	(27,474,082)
Impairment losses	(2,280,198)	(2,149,156)
Exchange differences	21,734	229,122

Subtotal for completed films	34,711,616	25,925,485

Beginning balance for films in production and not released as of January 1	41,019,183	55,633,793
Additions	64,466,725	79,697,631
Transfers to completed films	(49,918,921)	(20,607,985)
Exchange differences	66,806	1,596,670

Subtotal for films in production and not released	55,633,793	116,320,109

Ending balance as December 31	90,345,409	142,245,594

        In the year 2013, based on the economic performance and public acceptance of the films, the management decreased the estimate of the ultimate overseas revenue expected to be realized for certain films and TV series. As a result, the Group incurred additional amortization of $1,555,077 for the year ended December 31, 2013, resulting in reductions of net income by $1,540,932, and net income per ordinary share basic and diluted by $0.05 and $0.05, respectively. The portion of the costs of the completed films that are expected to be amortized during the twelve months after December 31, 2013 is $13,660,190, and the Group expects to amortize 80% of such costs within three years from December 31, 2013.

        The Group evaluates its production costs on a title-by-title basis to determine whether the unamortized capitalized costs of any titles have a fair value that is less than its carrying value at least annually or whenever events or changes in circumstances indicate that the carrying amount of the production costs may be impaired. No impairment loss was recorded in 2011. As a result of lower-than-expected revenue performance of certain films and TV series, the Group determined the unamortized production costs were impaired by $2,280,198 and $2,149,156 in 2012 and 2013, respectively. Key assumptions used in the fair value measurement were discount rates ranging from 15% to 16% and estimated cash flows over a period of 10 years from a title's initial release. A change in the discount rate of 1.0% would change the impairment loss measurement by $143,363 in 2013.